SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                Date of Report - December 7, 2000
                (Date of earliest event reported)


                 Questar Market Resources Company
        (Exact name of registrant as specified in charter)


     STATE OF UTAH              0-14147            87-0307414
(State or other juris-        (Commission      (I.R.S. Employer
diction of incorporation       File No.)      Identification No.)
  or organization)


P. O. Box 45601, 180 East 100 South, Salt Lake City, Utah 84145-0601
             (Address of principal executive offices)


Registrant's telephone number, including area code (801) 324-5555


                          Not Applicable
  (Former name or former address, if changed since last report.)


Item 5.  Other Events and Regulation FD Disclosure.

     Questar Market Resources Inc. ("QMR" or the "Company") has two subsidiaries, Questar Exploration and Production Company and Wexpro Company, that are involved in drilling activities at the Pinedale Anticline area in western Wyoming. In a press release issued on December 7, 2000, Questar Corporation, the Company's parent, announced that drilling results and initial production from new Pinedale wells confirmed and could enhance earlier estimates of the area's productive potential.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit No.    Exhibit

         99.1       Press release issued on December 7, 2000.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           QUESTAR MARKET RESOURCES, INC.
                                                   (Registrant)


December 7, 2000                           /s/G. L. Nordloh
    (Date)                                    G. L. Nordloh
                                              President and Chief Executive
                                              Officer